Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of November 19, 2007 (this “Agreement”), is by and between ENER1, INC., a Florida corporation (the “Company”), and each entity that is named on Exhibit A hereto. Each such entity, together with its successors and permitted assigns, is referred to herein as an “Investor”, and all such entities, together with their successors and permitted assigns, are collectively referred to herein as the “Investors”.

A. The Company wishes to sell to each Investor, and each Investor wishes to purchase from the Company, upon the terms and subject to the conditions set forth in this Agreement, (i) the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), set forth opposite such Investor’s name on Exhibit A and (ii) a warrant in the form attached hereto as Exhibit B, exercisable into the number of shares of Common Stock set forth opposite such Investor’s name on Exhibit A (each, a “Warrant” and, collectively, the “Warrants”). The shares of Common Stock to be sold and purchased pursuant to this Agreement are sometimes referred to herein as the “Shares” and the shares of Common Stock issuable under the Warrants are sometimes referred to herein as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are sometimes referred to herein as the “Securities”.

B. The Company has agreed to effect the registration of the Shares and the Warrant Shares for resale by the holders thereof under the Securities Act of 1933 (as amended, and the rules and regulations promulgated thereunder, the “Securities Act”), pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit C (the “Registration Rights Agreement”).

C. The sale of the Shares and the Warrants by the Company to each Investor will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”) under the Securities Act.

In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1. PURCHASE AND SALE OF SHARES; DEFINITIONS.

1.1 Closing. Upon the terms and subject to the satisfaction (or waiver by the appropriate party) of the conditions set forth herein, the Company agrees to sell, and each Investor agrees to purchase, the number of Shares set forth opposite such Investor’s name on Exhibit A and a Warrant for the purchase price set forth opposite such Investor’s name on Exhibit A (the “Purchase Price”). The date on which the closing of such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of Mazzeo Song LLP, 708 Third Avenue, 19th Floor, New York, New York 10017 when (A) this Agreement and the other Transaction Documents have been executed and delivered by the Company and each Investor, (B) each of the conditions to the Closing described in this Agreement has been satisfied or waived as specified therein, and (C) payment of each Investor’s Purchase Price has been made by wire transfer of immediately available funds against delivery of the Shares and Warrant being purchased by such Investor hereunder.

1.2 Certain Definitions. When used herein, the terms below shall have the respective meanings indicated:

“Affiliate” means, as to any Person (the “subject Person”), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.

“Board of Directors” means the Company’s board of directors.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Principal Market is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” and “Closing Date” have the respective meanings specified in Section 1.1 of this Agreement.

“Commission” means the Securities and Exchange Commission and any successor agency or organization.

“Common Stock” has the meaning specified in the recitals to this Agreement.

“Company Subsidiary” means a Subsidiary of the Company.

“Disclosure Documents” means all SEC Documents filed with the Commission at least three (3) Business Days prior to the Execution Date.

“Effective Date” has the meaning specified in the Registration Rights Agreement.

“Environmental Law” means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Securities” means (i) securities purchased under this Agreement; (ii) shares of Common Stock issued upon exercise of the Warrants; (iii) shares of Common Stock issuable or issued to (x) employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Closing Date or adopted after the Closing Date by the Board of Directors, and (y) vendors pursuant to warrants or options to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided such issuances are approved by the Board of Directors; (iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (v) shares of Common Stock issued in connection with any convertible securities, warrants or other rights to receive Common Stock that are outstanding on the Closing Date; (vi) shares of Common Stock issued to Persons with whom the Company is entering into a joint venture, acquisition, strategic alliance or other commercial relationship in connection with the operation of the Company’s business and not for the purpose of raising equity capital and (vii) shares of Common Stock and Warrants that are issued to one or more Persons during the period of ten (10) Business Days following the Closing Date on terms that are substantially similar to, or more advantageous to the Company than, the terms of the purchase and sale by the Investors under this Agreement.

“Execution Date” means the date of this Agreement.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the staff of the Commission. Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

“Information Statement” has the meaning specified in Section 3.7 of this Agreement.

“Intellectual Property” means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

“Investor Party” has the meaning specified in Section 4.10 of this Agreement.

“Lien” means, with respect to any Property, any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means an effect on (i) the consolidated business, properties, assets, operations, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents that, in any such case, is material and adverse.

“Material Contracts” means, as to the Company and the Company Subsidiaries, any agreement required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

“Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

“Principal Market” means the principal exchange, market or quotation system on which the Common Stock is listed, traded or quoted.

“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Purchase Price” has the meaning specified in Section 1.1.

“Registration Rights Agreement” has the meaning specified in the recitals to this Agreement.

“Regulation D” has the meaning specified in the recitals to this Agreement.

“Rule 144” means Rule 144 under the Securities Act or any successor provision.

“SEC Documents” means all reports, forms, schedules, registration statements and definitive proxy statements filed by the Company with the Commission.

“Securities Act” has the meaning specified in the recitals of this Agreement.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

“Transaction Documents” means (i) this Agreement, (ii) the Warrants, (iii) the Registration Rights Agreement and (iv) any other agreement or instrument executed and delivered by or on behalf of the Company at the Closing in connection with the transactions contemplated by this Agreement.

1.3 Usage and Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2. REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.

Each Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that, as of the Execution Date:

2.1 Authorization; Enforceability. Such Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth opposite such Investor’s name on Exhibit A, with the requisite corporate power and authority to purchase the Shares to be purchased by it hereunder and to execute and deliver this Agreement and the other Transaction Documents to which it is a party. This Agreement constitutes, and upon the execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

2.2 Accredited Investor; No Public Sale or Distribution. Such Investor (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D, (ii) was not formed or organized for the specific purpose of making an investment in the Company, and (iii) is acquiring the Securities being purchased by it solely for its own account and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or exempt from the registration requirements of, the Securities Act; provided, however, that in making such representation, such Investor does not agree to hold such Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with federal and state securities laws applicable to such sale, transfer or disposition.

2.3 Information. The Company has, prior to the Execution Date, provided such Investor with information regarding the business, operations and financial condition of the Company and the Company Subsidiaries and has, prior to the Execution Date, granted to such Investor the opportunity to ask questions of and receive answers from representatives of the Company, including its officers, directors, employees and agents, concerning the Company in order to enable such Investor to make an informed decision with respect to its investment in the Securities. Such Investor has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Shares. Such Investor understands that its investment in the Securities involves a high degree of risk, and represents that it can bear the economic risk of a total loss of its investment in the Securities. Such Investor has sought such accounting, legal, and tax advice that it has considered necessary to make an informed investment decision with respect to its purchase of the Securities.

2.4 Limitations on Disposition. Such Investor acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

2.5 Legend. Such Investor understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered for sale or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with respect thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.”

Notwithstanding the foregoing, such Investor and the Company agree that, as long as (A) the resale or transfer of any of the Securities has been made pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation reasonably acceptable to the Company in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to outstanding Securities upon which such legend is stamped, the Company shall instruct its transfer agent to issue replacement Securities without such legend to the holder upon request (but in no event later than the third (3rd) Business Day following such request).

2.6 Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities. Such Investor acknowledges that it did not purchase the Securities based upon any advertisement in any publication of general circulation.

2.7 Non-Affiliate Status; Common Stock Ownership. Such Investor is not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person in regard to its purchase of the Securities or otherwise in respect of the Company. Such Investor’s investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

2.8 Fees. Such Investor has not agreed to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

2.9 No Conflicts. The execution and performance of this Agreement and the other Transaction Documents to which it is a party do not conflict in any material respect with any agreement to which such Investor is a party or is bound, any court order or judgment applicable to such Investor, or the organizational documents of such Investor, except for such conflicts which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company or the ability of such Purchaser to perform its obligations hereunder..

2.10 No Governmental Review. Such Investor understands that no federal or state agency or any other Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon the accuracy of any information provided to such Investor or made any findings or determinations as to the merits of the offering of the Securities.

2.11 Residency. Such Investor is a resident of the jurisdiction set forth opposite its name on Exhibit A.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor and agrees with each Investor that, as of the Execution Date:

3.1 Organization, Good Standing and Qualification. Each of the Company and the Company Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each of the Company and the Company Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.

3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, and to issue and sell the Securities to the Investors in accordance with the terms hereof. All corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken, and no further consent or authorization of the Company, the Board of Directors, shareholders or any other Person (other than such approval as may be required under the Securities Act and applicable state laws in respect of the Registration Rights Agreement) is required. The Board of Directors has determined that the sale and issuance of the Securities, and the consummation of the other transactions contemplated hereby and by the other Transaction Documents, are in the best interests of the Company.

3.3 Enforcement. This Agreement has been duly executed and delivered by the Company and, at the Closing, the Company will have duly executed and delivered each of the other Transaction Documents. This Agreement constitutes and, as of the Closing, each of the other Transaction Documents to which the Company is a party will constitute, the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

3.4 Valid Issuance. The Shares are duly authorized and, at the Closing, shall be duly and validly issued, fully-paid and non-assessable, free and clear of any Liens imposed by or through the Company. The Warrants are duly authorized and, at the Closing, shall be duly and validly issued, free and clear of any Liens imposed by or through the Company. The Warrant Shares are duly authorized and, upon exercise of the Warrants, shall be duly and validly issued, fully-paid and non-assessable, free and clear of any Liens imposed by or through the Company. Assuming the accuracy of each Investor’s representations contained herein, the issuance and sale of the Securities under this Agreement will not require registration under the Securities Act and will be effected in compliance with all applicable federal and state securities laws.

3.5 No Conflict. Neither the Company nor any Company Subsidiary is in violation of any provisions of its charter, bylaws or any other governing document. Neither the Company nor any Company Subsidiary is in violation of or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any Material Contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any Company Subsidiary, except for any violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Securities) will not (x) result in any violation of any provisions of the Company’s charter, bylaws or any other governing document or in a default under any provision of any Material Contract to which the Company or Company Subsidiary is a party or by which it or any of its Property is bound, (y) result in any violation of any provision of any Governmental Requirement applicable to the Company or Company Subsidiary or (z) conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any Company Subsidiary.

3.6 Disclosure Documents. The Company is subject to the reporting requirements of the Exchange Act and, the Company has filed with the Commission all SEC Documents that the Company was required to file with the Commission on or after December 31, 2006. The Company is not aware of any event occurring or expected to occur on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each SEC Document filed on or after December 31, 2006, as of the date of the filing thereof with the Commission (or if amended or superseded by a filing prior to the Execution Date, then on the date of such amending or superseding filing), complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and, as of the date of such filing (or if amended or superseded by a filing prior to the Execution Date, then on the date of such filing), such SEC Document did not, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the SEC Documents filed on or after December 31, 2006 have been filed as required. Except as set forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the financial statements included in the Disclosure Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and the Company Subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The Company will prepare the financial statements to be included in any reports, schedules, registration statements and definitive proxy statements that the Company is required to file or files with the Commission after the date hereof in accordance with GAAP (except in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements).

3.7 Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (a) 750,000,000 shares of Common Stock (not including 200,000,000 additional shares that have been approved by the Company’s controlling shareholder and will constitute authorized capital stock upon the filing of a preliminary Information Statement with the Commission, the distribution of the final Information Statement (the “Information Statement”) to the Company’s shareholders, and the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Florida), of which as of the date hereof, 557,479,837 are issued and outstanding, 525,000 shares are reserved for issuance pursuant to the Company’s incentive compensation employee and stock purchase plans and 61,112,500 shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (b) 180,000 shares of Series B preferred stock, $0.01 par value per share, of which as of the date hereof, none are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and non-assessable. Except as disclosed in the Disclosure Documents: (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of the Company Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Company Subsidiaries is or may become bound to issue (x) additional capital stock of the Company or any of the Company Subsidiaries or (y) options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of the Company Subsidiaries; (iii) there are no agreements or arrangements under which the Company or any of the Company Subsidiaries is obligated to register the resale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement); (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; and (v) the Company does not have any stock appreciation rights, “phantom stock” plans or agreements, shareholder agreements or any similar plan or agreement.

3.8 No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of the Company Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Investor) relating to or arising out of the transactions contemplated hereby. Except as set forth on Schedule 3.8, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

3.9 No Integrated Offering. Neither the Company, nor any of the Company Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any other applicable Governmental Requirement. Neither the Company, nor any of the Company Subsidiaries or Affiliates, nor any Person acting on its or their behalf, will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

3.10 Application of Takeover Protections; Rights Agreement. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s organizational documents or the laws of the State of Florida which is or could become applicable solely as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Investor’s ownership of the Securities.

3.11 Financial Condition; Taxes; Litigation.

3.11.1 The financial condition of each of the Company and each Company Subsidiary is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and the Company Subsidiaries taken as a whole. Since the date of the Company’s most recent financial statements contained in the Disclosure Documents, there has been no (i) material adverse change to the business, operations, properties, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole since the date of the most recent financial statements contained in the Disclosure Documents or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP.

3.11.2 Except as set forth on Schedule 3.11.2, each of the Company and the Company Subsidiaries has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects, and has paid all taxes required to have been paid by it, except for taxes that it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Company Subsidiary has any liability with respect to taxes that accrued on or before the date of the most recent balance sheet of the Company included in the Disclosure Documents in excess of the amounts accrued with respect thereto that are reflected on such balance sheet.

3.11.3 Neither the Company nor any Company Subsidiary is the subject of any pending or, to the Company’s knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, any state securities commission or other Governmental Authority.

3.11.4 There is no material claim, litigation or administrative proceeding pending, or, to the Company’s knowledge, threatened or contemplated, against the Company or any Company Subsidiary, or against any current officer, director or employee of the Company or any such Company Subsidiary in connection with such Person’s employment therewith. Neither the Company nor any Company Subsidiary is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Government Authority which has had or would reasonably be expected to have a Material Adverse Effect.

3.12 Intellectual Property. The Company and the Company Subsidiaries own, free and clear of claims or rights or any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or, to the knowledge of the Company, have acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of their respective businesses as presently conducted (other than with respect to software which is generally commercially available and open source software which may be subject to one or more “general public” licenses), except for Intellectual Property as to which the failure to own or license would not reasonably be expected to have a Material Adverse Effect. The business of the Company and the Company Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and the Company Subsidiaries do not, to the knowledge of the Company, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties in any material respect. Neither the Company nor any Company Subsidiary has received written notice from any third party asserting that any Intellectual Property owned or licensed by the Company or the Company Subsidiaries, or which the Company or any Company Subsidiary otherwise has the right to use, is invalid or unenforceable by the Company or such Company Subsidiary and, to the Company’s knowledge, there is no valid basis for any such claim (whether or not pending or threatened). All licenses or other agreements under which the Company or any Company Subsidiary is granted Intellectual Property rights (excluding licenses to use software that is generally commercially available) are in full force and effect and, to the Company’s knowledge, there is no material default by any party thereto. The Company and the Company Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their respective Intellectual Property rights.

3.13 Environment. Except as disclosed in the Disclosure Documents, the Company and the Company Subsidiaries have no liabilities under any Environmental Law, nor, to the Company’s knowledge, do any factors exist that are reasonably likely to give rise to any such liability, affecting any of the properties owned or leased by the Company or any Company Subsidiary that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Company Subsidiary has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

3.14 Foreign Corrupt Practices. Neither the Company, nor any of the Company Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.15 Money Laundering. The operations of the Company and the Company Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and other applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit, proceeding or inquiry by or before any Governmental Authority involving the Company or any of the Company Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

3.16 OFAC. Neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Company Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Company Subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

3.17 Sarbanes-Oxley Act; Internal Controls and Procedures. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the Effective Date. The Company maintains internal accounting controls, policies and procedures, and such books and records, as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Company Subsidiary is a party or by which it is bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company’s senior management and/or by the Board of Directors; (ii) the recorded accounting of the Company’s consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Company Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Governmental Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP.

3.18 Employee Matters. Neither the Company nor any of the Company Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. No executive officer of the Company or any of the Company Subsidiaries (as defined in Rule 501(f) of the Securities Act) has notified the Company or any Company Subsidiary that such officer intends to leave the Company or any such Company Subsidiary or otherwise terminate such officer’s employment with the Company or any such Company Subsidiary. No executive officer of the Company or any of the Company Subsidiaries is, to the Company’s knowledge, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not, to the Company’s knowledge, subject the Company or any of the Company Subsidiaries to any liability with respect to any of the foregoing matters. The Company and the Company Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

3.19 Insurance. The Company maintains insurance for itself and the Company Subsidiaries in such amounts and covering such losses and risks as are reasonably sufficient and customary in the businesses in which the Company and the Company Subsidiaries are engaged. As of the date hereof and as of the Closing Date, no notice of cancellation has been received for any of such policies and the Company is in compliance in all material respects with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted without a significant increase in cost.

3.20 Property. Except as disclosed in the Disclosure Documents, the Company and the Company Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and the Company Subsidiaries, in each case, except as disclosed in the Disclosure Documents, free and clear of all Liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of the Company Subsidiaries. Any real property and facilities held under lease by the Company and any of the Company Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Company Subsidiaries.

3.21 Regulatory Permits. The Company and the Company Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to have any such certificate, authorization or permit would not have a Material Adverse Effect, and neither the Company nor any Company Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.22 Transactions with Interested Persons. Except as disclosed in the Disclosure Documents, no officer, director or employee of the Company or any Company Subsidiary is or has made any arrangements with the Company or any Company Subsidiary to become a party to any transaction with the Company or any Company Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.23 Customers and Suppliers. The relationships of the Company and the Company Subsidiaries with their respective customers and suppliers are maintained on commercially reasonable terms. To the Company’s knowledge, no customer or supplier of the Company or any Company Subsidiary has any plan or intention to terminate its agreement with the Company or such Company Subsidiary, which termination would reasonably be expected to have a Material Adverse Effect.

3.24 Accountants. Malone & Bailey, PC, which has rendered an audit opinion with respect to the consolidated financial statements of the Company as of December 31, 2006, is a “registered public accounting firm” within the meaning of Section 3(a)(59) of the Exchange Act.

3.25 Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

3.26 U.S. Real Property Holding Corporation. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

3.27 Investment Company. Neither the Company nor the Company Subsidiaries is or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will become an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

3.28 Exchange Act Registration; OTCBB Eligibility. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to the Company’s knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is eligible for the continued quotation of the Common Stock on the OTC Bulletin Board, and is not aware of any circumstance or event that would reasonably be expected to result in the suspension of the quotation of the Common Stock on the OTC Bulletin Board.

3.29 Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company.

3.30 No Other Agreements. The Company has not, directly or indirectly, entered into any agreement with or granted any right to any Investor relating to the terms or conditions of the transactions contemplated by the Transaction Documents, except as expressly set forth in the Transaction Documents.

3.31 Disclosure. The representations, warranties and written statements contained in this Agreement and the other Transaction Documents and in the certificates, exhibits and schedules delivered to such Investor by the Company pursuant to this Agreement and the other Transaction Documents, do not contain any untrue statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made. Neither the Company nor any Person acting on its behalf or at its direction has provided such Investor with material non-public information other than the terms of the transactions contemplated hereby. Following the issuance of a press release in accordance with Section 4.1(c) of this Agreement, to the Company’s knowledge, such Investor will not possess any material non-public information concerning the Company that was provided to such Investor by the Company or its agents or representatives. The Company acknowledges that such Investor is relying on the representations, acknowledgments and agreements made by the Company in this Agreement in making trading and other decisions concerning the Company’s securities.

4.	COVENANTS OF THE COMPANY AND EACH INVESTOR.

	4.1	The Company agrees with each Investor that the Company will:

(a) file a Form D with respect to the Securities issued at the Closing as and when required under Regulation D and provide a copy thereof to such Investor promptly upon request;

(b) at or prior to the Closing, take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the sale of the Securities pursuant to this Agreement under applicable state or “blue-sky” laws or obtain an exemption therefrom, and shall promptly provide evidence of any such action to such Investor at such Investor’s request; and

(c) (i) on or prior to 8:30 a.m. (eastern time) on the Business Day following the Closing Date, issue a press release disclosing the material terms of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and (ii) on or prior to 5:00 p.m. (eastern time) on the Business Day following the Closing Date, file with the Commission a Current Report on Form 8-K disclosing the material terms of and including as exhibits this Agreement and the other Transaction Documents.

4.2 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for working capital and general corporate purposes.

4.3 Conduct of Business. The business of the Company and the Company Subsidiaries shall not be conducted in violation of any Governmental Requirement, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

4.4 Reporting Status. During the period beginning on the Closing Date and ending on the second anniversary of the Closing Date, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

4.5 Limitations on Disposition of Securities by Investors. No Investor shall sell, transfer, assign or dispose of any Securities, unless:

(a) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) such Investor has notified the Company in writing of any such disposition, and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such opinion of counsel will be required (A) if the sale, transfer, assignment or disposition is made to an Affiliate of such Investor, (B) if the sale, transfer, assignment or disposition is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144, (C) if such Securities are eligible for resale under Rule 144(k) or any successor provision or (D) if in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution (provided that such opinion shall be required in connection with the sale of any such Securities by such broker-dealer or other financial institution following such Investor’s default under any such margin arrangement.

4.6 Use of Investor Name. Except as may be required by applicable law and/or this Agreement, the Company shall not use, directly or indirectly, any Investor’s name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

4.7 Quotation on Principal Market. The Company shall maintain its eligibility for continued quotation of the Common Stock on the OTC Bulletin Board. Neither the Company nor any of the Company Subsidiaries shall take any action which would be reasonably expected to result in the suspension of the quotation of the Common Stock on the OTC Bulletin Board.

4.8 No Integrated Offering. None of the Company, the Company Subsidiaries, any of their Affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, which will be integrated with the sale of the Shares in a manner which would require the registration of the Shares under the Securities Act or require stockholder approval under the rules and regulations of the Principal Market, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated with the offering of the Shares contemplated by this Agreement for purposes of the Securities Act and the rules and regulations of the Principal Market.

4.9 Issuance Limitations. During the period beginning on the Execution Date and ending on the ninetieth (90th) following the Closing Date, the Company shall not issue, sell or exchange, or agree or obligate itself to issue, sell or exchange or reserve, agree to or set aside for issuance, sale or exchange, (1) any shares of Common Stock, (2) any other equity security of the Company, including without limitation shares of preferred stock, (3) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any equity security of the Company, or (4) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) through (3); provided, however, that the foregoing shall not apply to any Excluded Security.

4.10 Information Statement. The Company will file an Information Statement with the Commission within five (5) Business Days following the Closing Date.

4.11 Indemnification of Investors. The Company will indemnify and hold each Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any violation of a Governmental Requirement applicable to the Company, or (c) any action instituted against an Investor, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such shareholder or any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time following such Investor Party’s written request that it do so, to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor Party’s wrongful actions or omissions, or gross negligence or to such Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents.

5. CONDITIONS TO CLOSING.

5.1 Conditions to each Investor’s Obligations at the Closing. Each Investor’s obligations to effect the Closing, including, without limitation, its obligation to purchase the Securities set forth opposite its name on Exhibit A, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

5.1.1	the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

5.1.2	the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

5.1.3	the Company shall have delivered to such Investor (i) an opinion of New York counsel for the Company, dated as of the Closing Date, in the form attached hereto as Exhibit D-1, and (ii) an opinion of Florida counsel for the Company, dated as of the Closing Date, in the form attached hereto as Exhibit D-2;

5.1.4	the Company shall have executed and delivered to such Investor a certificate representing the Shares and the original Warrant being purchased by such Investor at the Closing;

5.1.5	the Company shall have executed and delivered to such Investor the Registration Rights Agreement;

5.1.6	the Company shall have delivered to such Investor a certificate, signed by the Secretary or an Assistant Secretary of the Company, attaching (i) the articles of incorporation and by-laws of the Company and (ii) resolutions passed by the Board of Directors authorizing the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the originals and have not been amended or superseded, it being understood that such Investor may rely on such certificate as a representation and warranty of the Company made herein;

5.1.7	there shall have occurred no material adverse change in the Company’s consolidated business or financial condition since the date of the Company’s most recent financial statements contained in the Disclosure Documents; and

5.1.8	there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents.

5.2 Conditions to Company’s Obligations at the Closing. The Company’s obligations to effect the Closing with an Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

5.2.1	the representations and warranties of such Investor set forth in this Agreement and in the other Transaction Documents to which it is a party shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

5.2.2	such Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Investor on or before the Closing;

5.2.3	there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

5.2.4	such Investor shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

5.2.5	such Investor shall have tendered to the Company the Purchase Price for the Securities being purchased by it at the Closing by wire transfer of immediately available funds.

6. MISCELLANEOUS.

6.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

6.2 Successors and Assigns, Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. An Investor may assign its rights and obligations hereunder in connection with any private sale or transfer of the Securities in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term “Investor” shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign its rights or obligations under this Agreement except in connection with the merger or sale of substantially all of the assets of the Company.

6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and, if applicable, on the advice of such advisors, and not on any view (whether written or oral) expressed by any other party.

6.4 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The Company acknowledges and agrees that nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or a “group” as described in Section 13(d) of the Exchange Act, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to join any other Investor as an additional party in any proceeding for such purpose.

6.5 Injunctive Relief. The Company acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to seek an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

6.6 Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or any other Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(b) Each party to this Agreement acknowledges and agrees that any dispute or controversy that may arise under this Agreement or the other Transaction Documents is likely to involve complicated and difficult issues and, therefore, each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this agreement, or the breach, termination or validity of this Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby. Each party to this Agreement certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 6.6(b).

6.7 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. An executed counterpart of this Agreement may be delivered by verifiable facsimile transmission or by email in a suitable electronic format.

6.8 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.9 Notices. Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Ener1, Inc. c/o Ener1 Group, Inc. 5 Penn Plaza 23rd Floor New York, New York 10001 Attn:Chief Executive Officer Tel:(212) 920-3500 Fax: (212) 920-3510
with a copy (which shall not constitute notice) to:

Mazzeo Song LLP
708 Third Avenue
19th Floor
New York, New York 10017
Tel: Fax:	(212) 599-0700 (212) 599-8400

and if to any Investor, to such address for such Investor as shall appear opposite such Investor’s name on Exhibit A. Any party hereto may change its address for notice by sending notice in accordance with this Section 6.9.

6.10 Expenses. Each of the Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents.

6.11 Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and by the Investors holding a majority of the aggregate number of the Shares and the Warrant Shares (assuming for such purpose the full exercise of the Warrants) then held by all of the Investors. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ENER1, INC.

By:	_______________________________
Name:
Title:
[INVESTOR]
By:	_____________________
	By:	—
Name:
Title:
[INVESTOR]
By:	_____________________
	By:	—
Name:
Title:
[INVESTOR]
By:	_____________________
	By:	—
Name:
Title:

Exhibit A to the
Securities Purchase Agreement

SCHEDULE OF INVESTORS

						Legal
		Jurisdiction of		Number of Warrant		Representative’s
Investor Name	Address for Notices	Residence	Number of Shares	Shares	Purchase Price	Address
						Schulte Roth &
						Zabel LLP
						919 Third Avenue
	c/o Lehman Brothers					New York, New York
	Inc.					10022
	399 Park Avenue, 9th					Attn: Eleazer N.
	Floor					Klein, Esq.
	New York, NY 10022					Phone:
	Attn: Eric					212-756-2000
LBI Group Inc.	Salzman/Jaime Ogden	NY	4,000,000	3,600,000	$2,000,000	Fax: 212-593-5955

	2309 Santiago Drive
	Newport Beach, CA
The Quercus Trust	92660	CA	20,000,000	18,000,000	$10,000,000

	One Ferry Building
	Suite 255
	San Francisco, CA
	94111
	Attn: Adam Epstein
Enable Growth	Phone: 415-677-1579
Partners LP	Fax: 415-677-1580	CA	2,850,000	2,565,000	$1,425,000

	One Ferry Building
	Suite 255
	San Francisco, CA
	94111
Pierce Diversified	Attn: Adam Epstein
Strategy Master	Phone: 415-677-1579
Fund LLC	Fax: 415-677-1580	CA	150,000	135,000	$75,000

	Credit Suisse
	Securities
	One Madison Avenue
	2nd Floor/V45L
Credit Suisse	New York, NY 10010
Securities (USA)	Attn: Jerry
LLC	Gordon/Nanci Garcia	NY	2,000,000	1,800,000	$1,000,000

	1585 Broadway, 10th
	Floor
	New York, NY 10036
Morgan Stanley &	Phone: 212-761-1036
Co., Incorporated	Attn: Gina Walsh	NY	28,500,000	25,650,000	$14,250,000

Mag & Co. fbo Fidelity Commonwealth Trust:
Fidelity Small Cap Stock Fund		MA	5,000,000	4,500,000	$2,500,000

Mag & Co. fbo Fidelity Select Portfolios:
Automobile Portfolio		MA	500,000	450,000	$250,000

	CD Capital
	Management LLC
	111 S. Wacker Drive,
	Suite 3950
	Chicago, Illinois
	60606
	Attn: John Ziegelman
CD Investment	Phone: 312-803-5011
Partners, Ltd.	Fax: 312-559-1288	Il	1,000,000	900,000	$500,000

Totals			64,000,000	57,600,000	$32,000,000

Schedule 3.8 to
Securities Purchase Agreement

Fee Schedule

Stonegate Securities	5%	Placement Fee
Ener1 Group	3%	Advisory Fee

Schedule 3.11.2 to
Securities Purchase Agreement

Income Tax Returns

The Company has prepared for filing, but has not yet filed, its consolidated 2005 Federal tax return, which shows that no taxes are due.  The Company has filed an extension request for its consolidated 2006 Federal tax return; no taxes will be due when such return is filed.